EXHIBIT 12.(b)
                                                                 --------------


                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the EARNEST Partners Fixed Income Trust (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Douglas S. Folk, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


November 30, 2006         By: /s/ Douglas S. Folk
                              ____________________________________
                              Douglas S. Folk
                              President and Principal Executive Officer,
                              EARNEST Partners Fixed Income Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (the "Brown Capital Management Funds") of The Nottingham Investment Trust II on Form N-CSR for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Keith A. Lee, chief executive officer (or equivalent thereof) of the Brown Capital Management Funds, does hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Brown Capital Management Funds.


November 30, 2006     By:   /s/ Keith A. Lee
                            ____________________________________
                            Keith A. Lee
                            Trustee, The Nottingham Investment Trust II
                            Vice  President  and  Principal  Executive  Officer,
                            Brown  Capital Management Funds


     A signed original of this written statement required by Section 906 has been provided to the Brown Capital Management Funds and will be retained by the Brown Capital Management Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of each of the funds of The Nottingham Investment Trust II (the "Funds") on Form N-CSR for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Tracey L. Hendricks, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


November 29, 2006        By: /s/ Tracey L. Hendricks
                              ____________________________________
                              Tracey L. Hendricks
                              Treasurer, Assistant Secretary, and Principal Financial Officer, The Nottingham Investment Trust II


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.